                                                                  EXHIBIT 10.40

                         SHEFFIELD PHARMACEUTICALS, INC.
                          14528 SOUTH OUTER FORTY ROAD
                                    SUITE 205
                            ST. LOUIS, MISSOURI 83017

                                                April 26, 2002

Mr. Loren G. Peterson
1776 Stifel Lane Drive
Town & Country, Missouri  63017

Dear Loren:

         This letter follows up on the discussions we have had recently concerning the mutually agreeable separation of your employment for reasons other than cause with Sheffield Pharmaceuticals, Inc. (the "Company"). To assist you in your transition, the Company is offering to you certain severance and other benefits in exchange for the general release of claims and other terms set forth below. The specific terms of the Company's proposed agreement (the "Agreement") are as follows:

         1. TERMINATION OF EMPLOYMENT. The effective date of your termination shall be April 30, 2002 (the "Termination Date"). The Company will pay you all wages earned and any accrued and unused vacation time in accordance with Company policy through your Termination Date. For the period from the date of this letter through your Termination Date, you will continue to perform your duties and responsibilities in your current position; provided however that the Company may at any time and in its sole discretion request that you vacate the Company's premises and cease performing any duties for the Company. In such event, the Company shall remain obligated to pay to you all wages due to you through your Termination Date.

         2. SEVERANCE PAY. The Company will continue to pay your base salary, as in effect on your Termination Date, for a period of eighteen (18) months following your Termination Date (the "Severance Period"), subject to appropriate tax withholdings and authorized deductions, in accordance with the Company's regular payroll practices and regular pay schedule. In the event that there is a change in control of the Company, as such term is defined in Exhibit A-1 to your Employment Agreement, at any time during the Severance Period, you will be paid the remainder of the severance pay in a lump sum at the time of any such change in control.

         3.       BENEFIT CONTINUATION.

                  (a) Death and Disability Insurance. The Company will continue to pay the full premium cost of Company-sponsored death and/or disability insurance coverage for you in effect as of your Termination Date, if any, for a period of eighteen (18) months following your Termination Date. Your rights and obligations under such insurance plans shall be governed by the specific terms of the plans. In the event you obtain comparable death and/or disability insurance coverage through other employment prior to the expiration of the eighteen (18) month period of continuation coverage described herein, the Company's obligation to continue to provide such coverage shall cease as of the effective date of such comparable coverage. For purposes of this agreement, comparable coverage shall be deemed to include, at a minimum, coverage at the same benefit level at no cost to you. Should you obtain such comparable coverage, you agree to promptly notify the Company's Chief Financial Officer in writing at the Company's headquarters.

                  (b) Health and Dental Insurance. Upon the termination of your employment, you and your dependents may be eligible to continue your health and/or dental insurance coverage under Company-sponsored plans, if any, pursuant to the federal law known as COBRA. In the event you elect COBRA continuation coverage, the Company will pay the full premium cost and any administrative fee for such continuation coverage for a period of eighteen (18) months following your Termination Date. After that time, you will become responsible for the full premium cost and any administrative fee for such continuation coverage. You understand and acknowledge that it is solely your responsibility to elect COBRA continuation coverage if you desire such coverage. Your rights and obligations under such insurance plans shall be governed by the specific terms of the plans and COBRA. Information concerning COBRA rights, coverage and election will be sent to you under separate cover. In the event you and/or your dependent(s) become ineligible for COBRA continuation coverage during the eighteen (18) month period of premium payments described herein, the Company shall reimburse you for the premium cost of health and/or dental insurance coverage at the same monthly rate the Company would have paid for COBRA continuation coverage had you and/or your dependents remained eligible for such coverage. In the event you obtain comparable health and/or dental insurance coverage through other employment prior to the expiration of the eighteen (18) month period of premium payments described herein, the Company's obligation to continue to provide such premium payments shall cease as of the effective date of such comparable coverage. For purposes of this agreement, comparable coverage shall be deemed to include, at a minimum, coverage at the same benefit level at no cost to you. Should you obtain such comparable coverage, you agree to promptly notify the Company's Chief Financial Officer in writing at the Company's headquarters.

                  (c) Other Benefits. Except as specifically set forth in this Agreement, your right to, and participation in, all employee benefit plans of the Company shall terminate as of your Termination Date in accordance with the specific terms of each plan; provided however, and notwithstanding anything to the contrary herein, in no event shall you have any right to any benefits upon a change in control, except with respect to the specific benefits set forth in this Agreement.

         4.       STOCK OPTIONS; TAX DIFFERENCE PAYMENT.

         (a) Except as provided in this paragraph 4, your interest in and rights in your Vested Stock Options (as defined and set forth in the summary of your current option holdings, attached hereto as Exhibit A) shall be governed by and be subject to all conditions, terms and restrictions contained in the Company's 1993 Stock Option Plan, as amended from time to time (the "Plan"), and the option letter agreements dated April 25, 1997 (denoted as Exhibits A-1, A-2 and B to your Employment Agreement dated April 25, 1997, a copy of which is attached hereto as Exhibit B (the "Employment Agreement")), the option letter agreement dated August 28, 1998 (a copy of which is attached hereto as Exhibit
C) and the option letter agreement dated March 1, 2000 (a copy of which is attached hereto as Exhibit D). Your rights with respect to your Stock Options shall be fixed as of your Termination Date and pursuant to this Agreement. With respect to the option letter agreements dated April 25, 1997 and denoted as Exhibits A-1, A-2 and B to your Employment Agreement, all 400,000 of the options issued thereunder will be vested as of your Termination Date and you shall be entitled to exercise those options on or before April 25, 2007. With respect to the option letter agreement dated August 28, 1998, you shall be entitled to exercise, at your election, some or all of the 155,000 options that are vested as of your Termination Date on or before August 28, 2008. With respect to the option letter agreement dated March 1, 2000, you shall be entitled to exercise the 100,000 options that are vested as of your Termination Date on or before March 1, 2010. You acknowledge and agree that you shall forfeit any right to those 50,000 unvested stock options under the option letter agreement dated March 1, 2000, as shown in Exhibit A hereto. You acknowledge and agree that there has been no change of control at any time up to and including your Termination Date and that you shall have no rights to accelerated vesting or otherwise upon any change of control occurring after your Termination Date except as provided in paragraph 2 above. The Company agrees to take any action necessary to effectuate the terms of this paragraph 4.

         (b) In the event that you are required to pay any U.S. federal or state income and withholding tax (collectively, "Income Taxes") on any income recognized by you arising upon any exercise of the stock options set forth on Exhibit A, the Company hereby agrees to reimburse you the difference between (A) the amount of Income Taxes you would have been required to pay had the income recognized on such exercise been treated as a long term capital gain and (B) the amount of Income Taxes payable by you in respect of such exercise (the amount of such difference being referred to as the "Tax Difference" in respect of such exercise). In computing the Tax Difference, the amount of taxes payable by you shall be determined by assuming that the income recognized as a result of such exercise is taxed at the highest marginal federal and state income tax rates applicable to ordinary income. In addition, the Company shall pay you an amount equal to the Tax Difference arising in respect of such exercise multiplied by a fraction, the numerator of which is 1 and the denominator of which is equal to 1 minus (i) the highest marginal federal income tax rate and (ii) the highest marginal state income tax rate applicable to you, in each case in respect of ordinary income, in effect at the time of such exercise. Such amount shall be paid by the Company within ninety (90) days after any such exercise. Notwithstanding anything to the contrary in this Agreement or the Plan Option Letters, the Company shall have no obligation to pay you any amount in excess of $175,000 in the aggregate in respect of its obligations under this subparagraph.

         5. STOCK PROXY. You agree that at the time you execute this Agreement, you will execute a proxy for all of your shares of Company common stock and any other shares of Company Common Stock over which you have voting control, in favor of the Chairman of the Company, Thomas M. Fitzgerald, or his designee, which proxy shall be in the form attached hereto as Exhibit E. The proxy shall be granted for a term of one year and shall not be limited in scope of authority.

         6.       RETURN OF COMPANY PROPERTY. You agree to return to the
Company: (a) all originals and copies of all proprietary and/or confidential information and trade secrets of the Company; (b) all originals and copies of customer files; (c) all identification cards, keys, or other means of access to the Company; and (d) any other property of the Company in your possession, custody or control except your office computer and two (2) office chairs, which you will be allowed to retain and remove from the Company's premises. All Company property must be returned no later than your Termination Date.

         7. NONDISPARAGEMENT. You agree that you will not make disparaging or adverse remarks about, or refer negatively to your association with the Company, its parents, subsidiaries, affiliates, officers, directors, trustees, employees or any other Released Party defined in paragraph 10. The Company agrees that its Board of Directors and executive officers shall not make disparaging or adverse remarks about you, or refer negatively to your association with the Company.

         8. NON-FILING OF COMPLAINT OR CHARGES. You represent that you have not filed or asserted any cause of action, claim, charge or other action or proceeding against the Company.

         9. COOPERATION. You agree that you will cooperate and assist the Company in the future in the event that the Company is presented with legal issues as to which you have relevant information and knowledge. To the extent such cooperation is required, the Company agrees: (a) to reimburse you for reasonable out-of-pocket expenses actually incurred in connection with providing such cooperation so long as such expenses are approved in advance; and (b) to compensate you for your time at a reasonable rate.

         10.      MUTUAL GENERAL RELEASES.

                  (a) As a material inducement to the Company to enter into this Agreement, and in consideration of the good and valuable consideration contained herein, the receipt and sufficiency of which is hereby acknowledged, you, on behalf of yourself, your heirs, administrators, representatives, executors, successors, and assigns, hereby irrevocably and unconditionally release, acquit, and forever discharge Sheffield Pharmaceuticals, Inc. and its predecessors (including without limitation Sheffield Medical Technologies Inc.), parents, subsidiaries, affiliates, divisions, successors and assigns, and all of their current and former agents, officers, directors, employees, members, trustees, fiduciaries, representatives and attorneys (the "Released Parties") from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, damages, causes of action, suits, demands, losses, debts, and expenses of any nature whatsoever, known or unknown ("Claims") which you have, had or claim to have against any Released Party up to and including the date you sign this Agreement. This General Release of Claims shall include, without limitation, Claims relating to your employment and separation from employment with the Company, Claims of discrimination under the common law or any federal or state statute (including, without limitation, the Civil Rights Act of 1964, the Americans with Disabilities Act and the Age Discrimination in Employment Act, all as amended), Claims for wrongful discharge, Claims for the payment of any salary, wages, vacation time, bonuses or commissions, Claims for severance or other benefits (other than as specifically set forth in paragraphs 2, 3 and 4 herein), Claims of detrimental reliance, and all other statutory, common law or other Claims of any nature whatsoever. This General Release of Claims does not apply to any Claims concerning a breach of this Agreement, including the option letter agreements referred to in Paragraph 4 as amended by this Agreement, or any claims arising after the date you sign this Agreement. With respect to the Claims you are waiving herein, you acknowledge that you are waiving your right to receive money or any other relief in any action instituted by you or on your behalf by any other person, entity or government agency.

                  (b) Sheffield Pharmaceuticals, Inc. and its predecessors, parents, subsidiaries, affiliates, divisions, successors and assigns, and all of their current and former agents, officers, directors, employees, members, trustees, fiduciaries, representatives and attorneys (the "Company Parties") hereby irrevocably and unconditionally release, acquit, and forever discharge you, your heirs, administrators, representatives, executors, successors and assigns from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, damages, causes of action, suits, demands, losses, debts, and expenses of any nature whatsoever, known or unknown ("Claims") which the Company Parties have, had or claim to have against you up to and including the date you sign this Agreement. This General Release of Claims does not apply to any Claims concerning a breach of this Agreement, criminal fraudulent acts or other criminal conduct negatively affecting the Company, or any claims arising after the date you sign this Agreement. This General Release of Claims is attached hereto as Exhibit G.

         11. NOTICE AND RIGHT TO CONSIDER. You are advised to consult with an attorney before executing this Agreement. You acknowledge that you have consulted with an attorney of your choosing in connection with your review of this Agreement. In any event, you should thoroughly review and understand the effect of this Agreement and its General Release before taking action upon them. You may have up to twenty-one (21) days from April 26, 2002 (the date of this letter) to complete your review and sign the Agreement. You acknowledge that if you sign this Agreement prior to the expiration of the twenty-one (21) day period that you did so voluntarily. You will also have seven (7) days following your execution of this Agreement to revoke it (the "Revocation Period"). If you wish to revoke the Agreement, you must do so in writing, addressed to the Company's Chairman at the Company's headquarters, and such revocation must be received by the Company prior to the expiration of the Revocation Period.

         If you sign this Agreement prior to your Termination Date, then you agree to execute the General Release attached hereto as Exhibit F on your Termination Date. Should you fail to do so, then this Agreement shall immediately become null and void.

         12.      RESTRICTIVE COVENANT.

         (a) In consideration of the Company entering into this Agreement, you agree that for a period of twelve (12) months following the Termination Date you will not (i) directly or indirectly own, manage, operate, join, control, participate in, invest in, whether as an officer, director, employee, partner, investor, consultant or otherwise, any business entity that is engaged in any business related to pulmonary delivery systems or respiratory therapeutics, in each case, which may be in any competitive business (as hereinafter defined) to that of the Company or any of its subsidiaries, (ii) for yourself or on behalf of any person, partnership, corporation or entity, call on any customer or partner of the Company or any of its subsidiaries for purposes of soliciting away, diverting or taking away any customer from the Customer or its subsidiaries, or (iii) solicit any person then engaged as an employee, representative, agent, independent contractor or otherwise by the Company or any of its subsidiaries, to terminate his or her relationship with the Company or any of its subsidiaries. Nothing contained in this paragraph shall be deemed to prohibit you from investing your funds in securities of an issuer if the securities of such issuer are listed for trading on a national securities exchange or are traded in the over-the-counter market and your holdings therein represent less than 5% of the total number of shares or principal amount of the securities of such issuer then outstanding. For purposes of this Agreement, the term competitive business shall mean any business that is then involved in the research, development, manufacturing or commercialization in any way of any product, compound, device or method which delivers therapeutics to human beings via the respiratory tract for the treatment of any disease. Should you wish to pursue an opportunity in the respiratory therapeutics area during the 12-month period covered herein, the Company agrees to consider reasonably a written request from you that the applicability of this Section 12(a) be waived as to any such opportunity. It is assumed that in making any such request, you, in good faith and based on your still current knowledge of the Company and its operations and plans, will have concluded and be able to support a case that such an opportunity is distinguishable enough from the current business and objectives of the Company that such a waiver would be appropriate and should not have any material negative impact on the Company and its business.

         (b) From the Termination Date for a period of eighteen (18) months, you shall hold in a fiduciary capacity for the benefit of the Company and its subsidiaries all confidential information, knowledge and data relating to or concerned with the Company, its operations, sales, business and affairs and you shall not, at any time during such eighteen (18) month period, use, disclose or divulge any such information, knowledge or data to any person, firm or corporation other than to the Company or its subsidiaries or as may otherwise be reasonably required in connection with the business and affairs of the Company. Notwithstanding anything to the contrary contained herein, your obligations under this paragraph 12(b) shall not apply to any information which
(i) becomes rightfully known to you subsequent to your employment by the Company or was known to you prior to your employment with the Company; (ii) is or becomes available to the public other than as a result of any wrongful disclosure by you; or (iii) becomes available to you subsequent to your employment by the Company on a non-confidential basis from a source other than the Company or its agents which source has a right to disclose such information. Notwithstanding anything to the contrary contained herein, in the event that you become legally compelled to disclose any confidential information, you will provide the Company with prompt notice so that the Company may seek a protective order or other appropriate remedy. In the event that such protective order or other remedy is not obtained, you shall furnish only such confidential information that is legally required to be disclosed.

         (c) You acknowledge that the provisions of this paragraph 12 are reasonable and necessary for the protection of the Company and that each provision, and the period of time, geographic area and scope of restrictions on your activities set forth herein are and are intended to be divisible. In the event that any provision of this paragraph 12 shall be deemed contrary to law or invalid or unenforceable in any respect by a court of competent jurisdiction, the remaining provisions shall not be affected but shall, subject to the discretion of such court, remain in full force and effect.

         13. MISCELLANEOUS. This Agreement constitutes the full understanding and entire Agreement between you and the Company and supersedes and terminates any other agreements, communications and understandings of any kind, whether oral or written, formal or informal, including, without limitation, any agreement concerning benefits upon a change in control. Except for paragraphs 9, 10 and 11 (excluding any reference in paragraph 11 to paragraph 8) and the Exhibits to the Employment Agreement which have been referenced in this Agreement, the Employment Agreement by and between the parties is hereby superseded by this Agreement and shall be deemed null and void and of no further force or effect. You represent and acknowledge that in signing this Agreement, you have not relied upon any promise, inducement, representation or statement, whether oral or written, not set forth in this Agreement. This Agreement may be amended or modified only by a written instrument signed by the parties.

         The Company acknowledges that you are entitled to, and will continue to be entitled to, the same rights of indemnification as current officers and directors of the Company, to the fullest extent provided for under Delaware law and as more particularly set forth in the Company's By-Laws and the Indemnification Agreement dated January 23, 2002.

         You and the Company shall reasonably agree upon any language, relating to your departure from the Company and the circumstances of such departure, contained in any press releases or other announcements prior to or after the execution of this Agreement.

         The parties agree that the failure of a party at any time to require performance of any provision of this Agreement shall not affect, diminish, obviate or void in any way the Party's full right or ability to require performance of the same or any other provisions of this Agreement at any time thereafter.

         This Agreement shall inure to the benefit of and shall be binding upon you, your heirs, administrators, representatives, executors, successors and assigns and upon the successors and assigns of the Company.

         This Agreement shall be construed in accordance with and governed by the laws of the State of Missouri, without respect to its conflict of laws provisions.

         Should any portion, term or provision of this Agreement be declared or determined by any court to be illegal, invalid or unenforceable, the validity or the remaining portions, terms and provisions shall not be affected thereby, and the illegal, invalid or unenforceable portion, term or provision shall be deemed not to be part of this Agreement.

         The headings of the paragraphs of this Agreement are for convenience only and are not binding on any interpretation of this Agreement.

         In the event of any conflict between this Agreement and the stock option letter agreements referred to in paragraph 4, the provisions of this Agreement shall control.

         If you wish to accept this Agreement, please sign and date the Agreement below and return it to me within the time period specified in paragraph 11.

         We wish you every success for the future.

                                   Sincerely,

                                    /s/ Thomas M. Fitzgerald
                                   ------------------------------------
                                   Thomas M. Fitzgerald
                                   Chairman

BY SIGNING THIS AGREEMENT, I STATE THAT I HAVE READ IT, I UNDERSTAND IT, I AGREE WITH EVERYTHING IN IT AND I HAVE SIGNED IT KNOWINGLY AND VOLUNTARILY.

 /s/ Loren G. Peterson
-----------------------------
Loren G. Peterson

Date:    April 26, 2002

                                LOREN G. PETERSON

                                    EXHIBIT A

              STOCK OPTIONS AS OF TERMINATION DATE (APRIL 30, 2002)

-------------------------------------------------------------------------------------------------------------------
Grant Date         Total        Vested Stock Options    Unvested       Exercise Price          Exercise Period
----------         ------       --------------------    ---------      --------------          ---------------
                   Shares                               Shares                                 for Vested Stock
                   ------                               ------                                 ----------------
                                                                                               Options
                                                                                               -------
-------------------------------------------------------------------------------------------------------------------
4/25/97            100,000      100,000                       0        $2.75                   To and including
(A-1 grant)                                                                                    4/25/07
-------------------------------------------------------------------------------------------------------------------
4/25/97            150,000      150,000                       0        $2.75                   To and including
(A-2 grant)                                                                                    4/25/07
-------------------------------------------------------------------------------------------------------------------
4/25/97            150,000      150,000                       0        $2.75                   To and including
(B grant)                                                                                      4/25/07
-------------------------------------------------------------------------------------------------------------------
8/28/98            155,000      55,000 at $1.2375             0        55,000 at $1.2375       To and including
                                50,000 at $2.125                       50,000 at $2.125        8/28/08
                                50,000 at $3.125                       50,000 at $3.125
-------------------------------------------------------------------------------------------------------------------
3/01/00            150,000      50,000 at $4.75         50,000 at      50,000 at $4.75         To and including
                                50,000 at $5.3125       $6.3125        50,000 at $5.3125       3/1/10
                                                                       50,000 at $6.3125
-------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT B

            EMPLOYMENT AGREEMENT (INCLUDING EXHIBITS A-1, A-2 AND B)

                              EMPLOYMENT AGREEMENT

         AGREEMENT made as of the 25th day of April, 1997, by and between Sheffield Medical Technologies Inc., a Delaware corporation with its principal offices at 30 Rockefeller Plaza, Suite 4515, New York, New York 10112 (the "Corporation"), and Loren G. Peterson residing at 1776 Stifel Lane Drive, Town & Country, Missiouri 63017 ("Executive").

                               W I T N E S S E T H

                           WHEREAS,  the Corporation desires to employ and
retain Executive as its Chief Executive Officer, upon the terms and subject to the conditions of this Agreement; and

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

         1. Employment of Executive. The Corporation hereby employs Executive as its Chief Executive Officer, to perform the duties and responsibilities traditionally incident to such office, subject at all times to the control and direction of the Board of Directors of the Corporation.

         2. Acceptance of Employment; Offices; Time and Attention, Etc. (a) Executive hereby accepts such employment and agrees that throughout the period of his employment hereunder, except as hereinafter provided, he will devote his full business and professional time in utilizing his business and professional expertise, with proper attention, knowledge and skills faithfully, diligently and to the best of his ability in furtherance of the business of the Corporation and its subsidiaries and will perform the duties assigned to him pursuant to Paragraph 1 hereof. As Chief Executive Officer, Executive shall also perform such specific duties and shall exercise such specific authority related to the management of the day-to-day operations of the Corporation and its subsidiaries as may be reasonably assigned to Executive from time to time by the Board of Directors of the Corporation.

         (b) Executive shall at all times be subject to, observe and carry out such rules, regulations, policies, directions and restrictions as the Board of Directors of the Corporation shall from time to time establish. During the period of his employment hereunder, Executive shall not, directly or indirectly, accept employment or compensation from, or perform services of any nature for, any business enterprise other than the Corporation and its subsidiaries. Notwithstanding the foregoing in this Paragraph 2, Executive shall not be precluded from engaging in recreational, eleemosynary, educational and other activities which do not materially interfere with his duties hereunder during vacations, holidays and other periods outside of business hours.

         (c) It is anticipated that the Corporation's principal executive office (now located in New York City) shall be relocated to St. Louis, Missouri but that Executive may be required to spend substantial amounts of time at locations in and outside of St. Louis, Missouri relating to the business of the Corporation and its subsidiaries. It is understood that Executive shall continue to reside in the vicinity of St. Louis, Missouri and that the Corporation shall maintain an office in St. Louis, Missouri, which is where Executive shall maintain his principal office until the Corporation relocates from New York City to St. Louis, Missouri. The Corporation agrees to reimburse Executive for his reasonable expenses, including hotel and travel costs, associated with the Corporation's business. In addition, until completion of such relocation, it is understood that Executive shall visit the Corporation's executive office in New York City on a regular basis for meetings and to conduct Corporation business that is more appropriately conducted from such executive office.

         3. Term. Except as otherwise provided herein, the term of Executive's employment hereunder shall commence on the date of the consummation of the merger of Camelot Pharmacal, L.L.C., a Missouri limited liability company, with and into a subsidiary of the Company (the "Merger") and shall continue to and including April 25, 2002. Notwithstanding anything to the contrary contained in the Agreement, this Agreement shall terminate and have no force and effect in the event that the Merger is not consummated on or before June 6, 1997. Unless terminated earlier in accordance with the terms hereof, this Agreement shall automatically be extended for one or more additional consecutive one year terms unless either party notifies the other party in writing at least six months before the end of the then current term (including the initial term) of its or his desire to terminate this Agreement. The last day of the term of this Agreement pursuant to this Paragraph 3 (including any early termination pursuant to the terms hereof) is referred to herein as the "Termination Date".

         4. Compensation. (a) As compensation for his services hereunder, the Corporation shall pay to Executive (i) a base annual salary at the rate of $175,000, payable in equal installments in accordance with the normal payroll practices of the Corporation but in no event less frequently than semi-monthly, and (ii) such incentive compensation and bonuses, if any, as the Board of Directors of the Corporation in its absolute discretion may determine to award Executive (it being understood that this Agreement shall in no event be construed to require the payment to Executive of any incentive compensation or bonuses), it being understood that Executive shall be entitled to receive such incentive compensation and bonuses determined on a basis comparable to the incentive compensation and/or bonuses awarded to other executive officers of the Corporation. All compensation paid to Executive shall be subject to withholding and other employment taxes imposed by applicable law.

         (b) During the period of Executive's employment hereunder, Executive shall not be entitled to any additional compensation for rendering employment services to subsidiaries of the Corporation or for serving in any office of the Corporation or any of its subsidiaries to which he is elected or appointed.

         (c) In the event that Executive is elected to the Corporation's Board of Directors, Executive will receive compensation and benefits as a director of the Corporation consistent with the compensation and benefits received by the Corporation's other directors who are also employees of the Corporation.

         5. Stock Options. (a) As additional compensation for his services hereunder, the Corporation shall grant to Executive an option under the Corporation's 1993 Stock Option Plan (the "Plan") to acquire a total of 400,000 shares of the Corporation's common stock at an exercise price per share equal to the closing sale price of the Corporation's common stock as reported by the American Stock Exchange on the date hereof, with the terms of such option to be evidenced by (i) one option letter agreement in the form annexed as Exhibit "A" hereto ("Option Letter A-1") being exercisable for 100,000 shares of Common Stock, (ii) one option letter agreement in the form annexed as Exhibit "A-2" hereto ("Option Letter A-2") being exercisable for 150,000 shares of Common Stock and (iii) one option letter agreement in the form annexed as Exhibit "B" hereto ("Option Letter B") being exercisable for 150,000 shares of Common Stock (such option letters being referred to collectively herein as the "Plan Option Letters").

         (b) The Company represents and warrants that there are sufficient shares of Common Stock currently available under the Company's 1993 Stock Option Plan (the "1993 Plan") to cover the shares of Common Stock issuable to Executive upon exercise of Option Letter A-1.

         (c) In the event that the Company's stockholders fail at the next annual meeting of stockholders of the Corporation to approve both (i) an amendment increasing the number of shares available for the issuance of options under the Plan to an amount at least sufficient to cover all the shares of Common Stock issuable upon exercise of Option Letter A-2 and Option Letter B and
(ii) appropriate amendments to the Plan specifically confirming the right of the Corporation's Board of Directors, in the issuance of stock options under the Plan, to determine provisions regarding terms of the exercise of such stock options (including without limitation, the period of exercisability of stock options under the Plan upon termination of employment for cause or without cause) and provisions regarding forfeiture of stock options under the Plan upon termination of employment, the Company agrees, upon receipt of a written demand from Executive, to promptly amend the Plan Option Letters to provide for three non-qualified options outside the Plan having substantially the same terms and provisions of the Plan Stock Options.

         (d) In the event that (i) the Corporation is required to amend the Plan Option Letters pursuant to Paragraph 5(c) or (ii) Executive's employment by the Corporation is terminated (x) by the Corporation for any reason other than for Cause, (y) by Executive as a result of an Employer Breach or (z) by the Corporation by reason of the Executive's disability or death prior to the expiration of the options evidenced by the Plan Option Letters and Executive is required after such event to pay any U.S. federal or state income and withholding tax (collectively, "Income Taxes") on any income recognized by Executive arising upon any exercise of options evidenced by the Plan Option Letters, the Corporation agrees to reimburse Executive the difference between
(A) the amount of Income Taxes Executive would have been required to pay had the income recognized on such exercise been treated as a long term capital gain and (B) the amount of Income Taxes payable by Executive in respect of such exercise (the amount of such difference being referred to as the "Tax Difference" in respect of such exercise). In computing the Tax Difference, the amount of taxes payable by Executive shall be determined by assuming that the income recognized as a result of such exercise is taxed at the highest marginal federal and state income tax rates applicable to ordinary income. In addition, the Corporation shall pay Executive an amount equal to the Tax Difference arising in respect of such exercise multiplied by a fraction, the numerator of which is 1 and the denominator of which is equal to 1 minus (i) the highest marginal federal income tax rate (currently 39.6%) and (ii) the highest marginal state income tax rate applicable to Executive, in each case in respect of ordinary income, in effect at the time of such exercise. Such amount shall be paid by the Corporation within ninety (90) days after any such exercise. Notwithstanding anything to the contrary in this Agreement or the Plan Option Letters, the Corporation shall have no obligation to pay Executive any amount in excess of $250,000 in the aggregate in respect of its obligations under this subparagraph.

         6. Additional Benefits; Vacation. (a) In addition to such base salary, Executive shall receive and be entitled to participate, to the extent he is eligible under the terms and conditions thereof, in any profit sharing, pension, retirement, hospitalization, disability, medical service, insurance or other employee benefit plan generally available to the executive officers of the Corporation that may be in effect from time to time during the period of Executive's employment hereunder. The Corporation agrees to cover Executive under any directors' and officers' liability policy maintained by the Corporation.

         (b) Executive shall be entitled to four (4) weeks' paid vacation in respect of each 12-month period during the term of his employment hereunder, such vacation to be taken at times mutually agreeable to Executive and the Board of Directors of the Corporation.

         (c) Executive shall be entitled to recognize as holidays all days recognized as such by the Corporation.

         7. Reimbursement of Expenses. The Corporation shall reimburse Executive in accordance with applicable policies of the Corporation for all expenses reasonably incurred by him in connection with the performance of his duties hereunder and the business of the Corporation, upon the submission to the Corporation of appropriate receipts or vouchers.

         8. Restrictive Covenant. (a) In consideration of the Corporation's entering into this Agreement, Executive agrees that during the period of his employment hereunder and, in the event of termination of this Agreement (i) by the Corporation upon Executive becoming Disabled (as that term is defined in Paragraph 13 hereof), (ii) by the Corporation for Cause (as that term, is defined in Paragraph 14 hereof) or (iii) by Executive otherwise than for Employer Breach (as that term is defined in Paragraph 15 hereof), for a further period of six months thereafter, he will not (x) directly or indirectly own, manage, operate, join, control, participate in, invest in, whether as an officer, director, employee, partner, investor or otherwise, any business entity that is engaged in a directly competitive business (as hereinafter defined) to that of the Corporation or any of its subsidiaries within the United States of America, (y) for himself or on behalf of any other person, partnership, corporation or entity, call on any customer of the Corporation or any of its subsidiaries for the purpose of soliciting away, diverting or taking away any customer from the Corporation or its subsidiaries, or (z) solicit any person then engaged as an employee, representative, agent, independent contractor or otherwise by the Corporation or any of its subsidiaries, to terminate his or her relationship with the Corporation or any of its subsidiaries. For purposes of this Agreement, the term "directly competitive business" shall mean any business that is then involved in the research, development, manufacturing or commercialization in any way of any product, compound, device or method that acts or functions by, through or on the same active, binding or receptor site, mechanism of action, signaling pathway or channel as any product, compound, device or method that is or becomes a part of the Corporation's business or the business of any of its subsidiaries during Executive's employment by the Corporation or any of its subsidiaries. Nothing contained in this Agreement shall be deemed to prohibit Executive from investing his funds in securities of an issuer if the securities of such issuer are listed for trading on a national securities exchange or are traded in the over-the-counter market and Executive's holdings therein represent less than 10% of the total number of shares or principal amount of the securities of such issuer outstanding.

         (b) Executive acknowledges that the provisions of this Paragraph 8 are reasonable and necessary for the protection of the Corporation, and that each provision, and the period or periods of time, geographic areas and types and scope of restrictions on the activities specified herein are, and are intended to be, divisible. In the event that any provision of this Paragraph 8, including any sentence, clause or part hereof, shall be deemed contrary to law or invalid or unenforceable in any respect by a court of competent jurisdiction, the remaining provisions shall not be affected, but shall, subject to the discretion of such court, remain in full force and effect.

         9.  Confidential Information.

         (a) Executive shall hold in a fiduciary capacity for the benefit of the Corporation and its subsidiaries all confidential information, knowledge and data relating to or concerned with its operations, sales, business and affairs, and he shall not, at any time during his employment hereunder and for two years thereafter, use, disclose or divulge any such information, knowledge or data to any person, firm or corporation other than to the Corporation and its subsidiaries or their respective designees or except as may otherwise be reasonably required or desirable in connection with the business and affairs of the Corporation and its subsidiaries.

         (b) Notwithstanding anything to the contrary contained herein, Executive's obligations under Paragraph 9(a) hereof shall not apply to any information which:

         (i) becomes rightfully known to Executive subsequent or prior to his employment by the Corporation;

         (ii) is or becomes available to the public other than as a result of wrongful disclosure by Executive;

         (iii) becomes available to Executive subsequent to his employment by the Corporation on a nonconfidential basis from a source other than the Corporation or its agents which source has a right to disclose such information; or

         (iv) results from research and development and/or commercial operations at any time by or on behalf of any person, company or other entity with which or with whom Executive shall become associated (in a manner consistent with the terms of this Agreement) subsequent to his employment by the Corporation or its agents totally independent from any disclosure from the Corporation or its agents.

         (c) Notwithstanding anything to the contrary contained herein, in the event that Executive becomes legally compelled to disclose any confidential information, Executive will provide the Corporation with prompt notice so that the Corporation may seek a protective order or other appropriate remedy. In the event that such protective order or other remedy is not obtained, Executive shall furnish only such confidential information which is legally required to be disclosed.

         10. Intellectual Property. Any idea, invention, design, written material, manual, system, procedure, improvement, development or discovery conceived, developed, created or made by Executive alone or with others, during the period of his employment hereunder and applicable to the business of the Corporation or any of its subsidiaries, whether or not patentable or registrable, shall become the sole and exclusive property of the Corporation or such subsidiary. Executive shall disclose the same promptly and completely to the Corporation and shall, during the period of his employment hereunder and at any time and from time to time hereafter at no cost to Executive (i) execute all documents reasonably requested by the Corporation for vesting in the Corporation or any of its subsidiaries the entire right, title and interest in and to the same, (ii) execute all documents reasonably requested by the Corporation for filing and prosecuting such applications for patents, trademarks, service marks and/or copyrights as the Corporation, in its sole discretion, may desire to prosecute, and (iii) give the Corporation all assistance it reasonably requires, including the giving of testimony in any suit, action or proceeding, in order to obtain, maintain and protect the Corporation's right therein and thereto.

         11. Equitable Relief. The parties hereto acknowledge that Executive's services are unique and that, in the event of a breach or a threatened breach by Executive of any of his obligations under Paragraphs 8, 9 or 10 this Agreement, the Corporation shall not have an adequate remedy at law. Accordingly, in the event of any such breach or threatened breach by Executive, the Corporation shall be entitled to such equitable and injunctive relief as may be available to restrain Executive and any business, firm, partnership, individual, corporation or entity participating in such breach or threatened breach from the violation of the provisions of Paragraph 8, 9 or 10 hereof. Nothing herein shall be construed as prohibiting the Corporation from pursuing any other remedies available at law or in equity for such breach or threatened breach, including the recovery of damages and the immediate termination of the employment of Executive hereunder, if and to the extent permitted hereunder.

         12. Termination of Agreement; Termination of Employment; Severance; Survival. (a) This Agreement and Executive's employment hereunder shall terminate upon the first to occur of the following: (i) Executive becoming Disabled (as that term is defined in Paragraph 13 hereof); (ii) Executive's death; (iii) termination of Executive's employment by the Corporation for Cause or pursuant to subparagraph (b) of this Paragraph 12; (iv) termination of Executive's employment for Employer Breach and (v) the termination of this Agreement at the end of the term of this Agreement on the Termination Date pursuant to Paragraph 3.

         (b) Notwithstanding anything to the contrary contained in this Agreement, in the event of the termination of the Executive's employment by the Corporation for any reason (other than for Cause), Executive shall be paid a severance payment equal to 75% of Executive's then current annual base salary payable in nine equal monthly installments, with the first installment being payable on the date falling two weeks after the date of such termination and each additional installment being paid every month after such date until such severance is paid in full. In the event of such termination of the Executive's employment by the Corporation (other than for Cause), the Corporation shall have no further obligation to the Executive under this Agreement other than the Corporation's obligation (i) to make such severance payment to the Executive
(ii) to pay Executive's COBRA premium payments for hospitalization and medical insurance coverage provided by the Corporation and to pay Executive's premiums on any death and/or disability insurance being maintained by the Corporation for Executive at the time of such termination, in each case until the payment in full of such severance payments

         (c) Paragraph 5(c) of this Agreement shall survive the termination of Executive's employment hereunder until the earlier to occur of Executive's exercise of all of the stock options granted pursuant to paragraph 5 and the expiration of all such stock options pursuant to the Stock Option Letters. Paragraphs 7, 8, 9, 10, 11 and 26 of this Agreement shall survive the termination of Executive's employment hereunder, except in the case of termination pursuant to Paragraph 15.

         13. Disability. In the event that during the term of his employment by the Corporation Executive shall become Disabled (as that term is hereinafter defined) he shall continue to receive the full amount of the base salary to which he was theretofore entitled for a period of six months after he shall be deemed to have become Disabled (the "First Disability Payment Period"). If the First Disability Payment Period shall end prior to the Termination Date, Executive thereafter shall be entitled to receive salary at an annual rate equal to 80% of his then current base salary for a further period ending on the earlier of (i) six months thereafter or (ii) the Termination Date (the "Second Disability Payment Period"). Upon the expiration of the Second Disability Payment Period, Executive shall not be entitled to receive any further payments on account of his base salary until he shall cease to be Disabled and shall have resumed his duties hereunder and provided that the Corporation shall not have theretofore terminated this Agreement as hereinafter provided. The Corporation may terminate Executive's employment hereunder at any time after Executive is Disabled, upon at least 10 days' prior written notice; provided, however, that such termination shall not relieve the Corporation from its obligation to make the payments to Executive described above in this Paragraph 13. For the purposes of this Agreement, Executive shall be deemed to have become Disabled when (x) by reason of physical or mental incapacity, Executive is not able to perform his duties hereunder for a period of 90 consecutive days or for 120 days in any consecutive 180-day period or (y) when Executive's physician or a physician designated by the Corporation shall have determined that Executive shall not be able, by reason of physical or mental incapacity, to perform a substantial portion of his duties hereunder. In the event that Executive shall dispute any determination of his disability pursuant to clauses (x) or (y) above, the matter shall be resolved by the determination of three physicians qualified to practice medicine in the United States of America, one to be selected by each of the Corporation and Executive and the third to be selected by the designated physicians. If Executive shall receive benefits under any disability policy maintained by the Corporation, the Corporation shall be entitled to deduct the amount equal to the benefits so received from base salary that it otherwise would have been required to pay to Executive as provided above.

         14. Termination for Cause. The Corporation may at any time upon written notice to Executive terminate Executive's employment for Cause. For purposes of this Agreement, the following shall constitute Cause: (i) the willful and repeated failure of Executive to perform any material duties hereunder or gross negligence of Executive in the performance of such duties, and if such failure or gross negligence is susceptible to cure by Executive, the failure to effect such cure within twenty (20) days after written notice of such failure or gross negligence is given to Executive; (ii) except as permitted hereunder, unexplained, willful and regular absences of Executive from the Corporation;
(iii) excessive use of alcohol or illegal drugs, interfering with the performance of Executives duties hereunder; (iv) indictment for a crime of theft, embezzlement, fraud, misappropriation of funds, other acts of dishonesty or the violation of any law or ethical rule relating to Executive's employment;
(v) indicted for any other
felony or other crime involving moral turpitude by Executive; or (vi) the breach by Executive of any of the provisions of paragraphs 8, 9 or 10 and if such breach is susceptible of cure by Executive, the failure to effect such cure within twenty (20) days after written notice of such breach is given to Executive. For purposes of this Agreement, an action shall be considered "willful" if it is done intentionally, purposely or knowingly, distinguished from an act done carelessly, thoughtlessly or inadvertently. In any such event, Executive shall be entitled to receive his base salary to and including the date of termination.

         15. Termination for Employer Breach. Executive may upon written notice to the Corporation terminate this Agreement (including paragraphs 8, 9, 10 and 11) in the event of the breach by the Corporation of any material provision of this Agreement, and if such breach is susceptible of cure, the failure to effect such cure within 20 days after written notice of such breach is given to the Corporation (an "Employer Breach"). Executive's right to terminate this Agreement under this Paragraph 15 shall be in addition to any other remedies Executive may have under law or equity. Paragraphs 2(d), 7 and 12(b) of this Agreement shall survive the termination of this Agreement by Executive pursuant to this Paragraph 15.

         16. Insurance Policies. The Corporation shall have the right from time to time to purchase, increase, modify or terminate insurance policies on the life of Executive for the benefit of the Corporation, in such amounts as the Corporation shall determine in its sole discretion. In connection therewith, Executive shall, at such time or times and at such place or places as the Corporation may reasonably direct, submit himself to such physical examinations and execute and deliver such documents as the Corporation may reasonably deem necessary or desirable.

         17. Entire Agreement; Amendment. This Agreement constitutes the entire agreement of the parties hereto, and any prior agreement between the Corporation and Executive is hereby superseded and terminated effective immediately and shall be without further force or effect. No amendment or modification himself shall be valid or binding unless made in writing and signed by the party against whom enforcement thereof is sought.

         18. Notices. Any notice required, permitted or desired to be given pursuant to any of the provisions of this Agreement shall be delivered in person or sent by responsible overnight delivery service or sent by certified mail, return receipt requested, postage and fees prepaid, if to the Corporation, at its address set forth above to the attention of the Corporation's Chief Financial Officer and, if to Executive, at his address set forth above. Either of the parties hereto may at any time and from time to time change the address to which notice shall be sent hereunder by notice to the other party given under this Paragraph 18. Notices shall be deemed effective upon receipt.

         19. No Assignment; Binding Effect. Neither this Agreement, nor the right to receive any payments hereunder, may be assigned by either party without the other party's prior written consent. This Agreement shall be binding upon Executive, his heirs, executors and administrators and upon the Corporation, its successors and assigns.

         20. Waivers. No course of dealing nor any delay on the part of either party in exercising any rights hereunder shall operate as a waiver of any such rights. No waiver of any default or breach of this Agreement shall be deemed a continuing waiver or a waiver of any other breach or default.

         21. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except that body of law relating to choice of laws.

         22. Invalidity. If any clause, paragraph, section or part of this Agreement shall be held or declared to be void, invalid or illegal, for any reason, by any court of competent jurisdiction, such provision shall be ineffective but shall not in any way invalidate or affect any other clause, paragraph, section or part of this Agreement.

         23. Further Assurances. Each of the parties shall execute such documents and take such other actions as may be reasonably requested by the other party to carry out the provisions and purposes of this Agreement in accordance with its terms.

         24. Headings. The headings contained in this Agreement have been inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         25. Publicity. The Corporation and Executive agree that they will not make any press releases or other announcements prior to or at the time of execution of this Agreement with respect to the terms contemplated hereby, except as required by applicable law, without the prior approval of the other party, which approval will not be unreasonably withheld.

         26. Arbitration. Any disputes arising under this Agreement shall be submitted to and determined by arbitration in New York City, New York; provided, however, that such arbitration shall be held in St. Louis, Missouri in the event that the Company's principal executive offices is located at the time of such dispute in St. Louis, Missouri. Such arbitration shall be conducted in accordance with the rules of the American Arbitration Association. Any award or decision of the arbitration shall be conclusive in the absence of fraud and judgment thereon may be entered in any court having jurisdiction thereof. The costs of such arbitration shall be paid by the non-prevailing party to the extent directed by the arbitrator(s).

THIS AGREEMENT CONTAINS BINDING ARBITRATION PROVISIONS WHICH MAY BE ENFORCED BY THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                     SHEFFIELD MEDICAL TECHNOLOGIES INC.

                                     By:   /s/ George Lombardi
                                         -------------------------------
                                           George Lombardi
                                           Vice President and Chief
                                           Financial Officer

                                       /s/ Loren G. Peterson
                                     -----------------------------------
                                     Loren G. Peterson

                                                                  EXHIBIT A-1 TO
                                                            EMPLOYMENT AGREEMENT


                       SHEFFIELD MEDICAL TECHNOLOGIES INC.
                        30 ROCKEFELLER PLAZA, SUITE 4515
                            NEW YORK, NEW YORK 10112


                                                                  April 25, 1997


Loren G. Peterson
1776 Stifel Lane Drive
Town & Country, Missouri 63017

         At a meeting of the Board of Directors of Sheffield Medical Technologies Inc. (the "Company") held on April 22, 1997, the Board authorized the grant to you of an option (the "Option") to purchase one hundred thousand (100,000) shares (the "Shares") of Common Stock, par value $.01 per share, of the Company. The Option is being granted in connection with the Employment Agreement dated as of April 25, 1997 between the Company and you (the "Employment Agreement"). The terms of the Option are set forth below.

         1. No part of the Option is currently exercisable. Subject to any adjustment pursuant to paragraph 5 below, the Option is exercisable at an exercise price of $2.75 per Share. Subject to the paragraph 2 below, the Option may first be exercised on April 25, 1998 for 10,000 Shares and shall become exercisable for an additional 10,000 Shares on each April 25 thereafter to and including April 25, 2007. Subject to paragraph 2 below, the Option must be exercised as to any and all Shares on or prior to April 25, 2007 (on which date the Option will, to the extent not previously exercised, expire).

         2. Notwithstanding anything to the contrary contained herein or in the Plan (as defined below):

                  (a) In the event your employment by the Company is terminated for Cause (as such term is defined in the Employment Agreement) prior to the expiration of the Option, the Option will be exercisable for 90 days from the date of such termination, but only as to such Shares that had become exercisable pursuant to paragraph 1 above (and not previously purchased) prior to such date. The Option shall then expire to the extent not exercised within such 90 day period.

                  (b) In the event that your employment by the Company is terminated by the Company for any reason other than for Cause, by you as a result of an Employer Breach (as such term is defined in the Employment Agreement) or by the Company by reason of your disability or death prior to the expiration of the Option, the Option shall become immediately exercisable for one year as to all Shares not previously purchased. The Option shall then expire to the extent not exercised within such one year period.

                  (c) In the event that your employment by the Company is terminated by you for any reason other than an Employer Breach prior to the expiration of the Option, the Option will be exercisable for 90 days from the date of such termination, but only as to such Shares that had become exercisable pursuant to paragraph 1 above (and not previously purchased) prior to such date; provided, however, that if such termination occurs after the second anniversary of the date of this letter, the Option shall become immediately exercisable for such 90 day period as to all Shares not previously purchased. The Option shall then expire to the extent not exercised within such 90 day period.

                  (d) In the event that your employment by the Company is terminated by the Company by reason of your death or disability, the Option shall become immediately exercisable for one year as to all Shares not previously purchased. The Option shall then expire to the extent not exercised within such one year period.

                  (e) In the event of a Change of Control, the Option shall, at your option exercised by written notice delivered to the Company, become immediately exercisable for one year as to all Shares not previously purchased. The Option shall then expire to the extent not exercised within such one year period. As used in this paragraph, "Change of Control" shall mean (i) the merger, consolidation or other business combination of the Company with or into another corporation with the effect that the shareholders of the Company immediately following the merger, consolidation or other business combination, hold 50% or less of the combined voting power of the then outstanding equity interests of the surviving corporation of such merger, consolidation or other business combination ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors or (ii) the replacement of a majority of the Board of Directors of the Company in any given year as compared to the directors who constituted the Board at the beginning of such year, and such replacement shall not have been approved by the Board of Directors of the Company as constituted at the beginning of such year.

         If any of the options granted hereunder are treated as nonqualified stock options ("NQO") as the result of exceeding the $100,000 exercise limit contained in Section 422(d) of the Internal Revenue Code of 1986, as amended, the Company shall issue separate certificates representing those shares constituting incentive stock options ("ISO") and those shares constituting NQO's and shall identify the ISO shares as such on its stock transfer records.

         3. Unless at the time of the exercise of the Option a registration statement under the Securities Act of 1933, as amended (the "Act"), is in effect as to such Shares, any Shares purchased by you upon the exercise of the Option shall be acquired for investment and not for sale or distribution, and if the Company so requests, upon any exercise of the Option, in whole or in part, you will execute and deliver to the Company a certificate to such effect. The Company shall not be obligated to issue any Shares pursuant to the Option if, in the opinion of counsel to the Company, the Shares to be so issued are required to be registered or otherwise qualified under the Act or under any other applicable statute, regulation or ordinance affecting the sale of securities, unless and until such Shares have been so registered or otherwise qualified.

         4. You understand and acknowledge that, under existing law, unless at the time of the exercise of the Option a registration statement under the Act is in effect as to such Shares (i) any Shares purchased by you upon exercise of this option may be required to be held indefinitely unless such Shares are subsequently registered under the Act or an exemption from such registration is available; (ii) any sales of such Shares made in reliance upon Rule 144 promulgated under the Act may be made only in accordance with the terms and conditions of that Rule (which, under certain circumstances, restrict the number of shares which may be sold and the manner in which shares may be sold); (iii) in the case of securities to which Rule 144 is not applicable, compliance with Regulation A promulgated under the Act or some other disclosure exemption will be required; (iv) certificates for Shares to be issued to you hereunder shall bear a legend to the effect that the Shares have not been registered under the Act and that the Shares may not be sold, hypothecated or otherwise transferred in the absence of an effective registration statement under the Act relating thereto or an opinion of counsel satisfactory to the Company that such registration is not required; and (v) the Company will place an appropriate "stop transfer" order with its transfer agent with respect to such Shares. In addition, you understand and acknowledge that the Company has no obligation to you to furnish information necessary to enable you to make sales under Rule 144.

         5. In the event that the Company shall at any time prior to the expiration of the Option and prior to the exercise thereof: (i) declare or pay to the holders of the Common Stock a dividend payable in any kind of shares of stock of the Company; or (ii) change or divide or otherwise reclassify its Common Stock into the same or a different number of shares with or without par value, or into shares of any class or classes; or (iii) consolidate or merge with, or transfer its property as an entirety or substantially all of its assets to any other corporation; or (iv) make any distribution of its assets to holders of its Common Stock as a liquidation, or partial liquidation dividend or by way of return of capital; then, upon the subsequent exercise of the Option, the exercise price of the Shares issuable upon the exercise hereof shall be appropriately adjusted by the Board of Directors of the Company so that you shall receive for the exercise price, in addition to or in substitution for the Shares to which you would be entitled upon such exercise, such additional shares of stock of the Company, or such reclassified shares of stock of the Company, or such securities or property of the Company resulting from such consolidation or merger or transfer, of such assets of the Company, which you would have been entitled to receive had you exercised the Option prior to the happening of any of the foregoing events.

         6. The Option (or installment thereof) is to be exercised by delivering to the Company a written notice of exercise in the form attached hereto as Annex A, specifying the number of Shares to be purchased, together with payment of the purchase price of the Shares to be purchased. The purchase price is to be paid in cash.

         7. The Option does not confer upon you any right whatsoever as a stockholder of the Company. The Option is granted to you under the Company's 1993 Stock Option Plan, as amended, (the "Plan") and is intended to be an incentive stock option. The terms of the Plan are incorporated by reference into the Option, except as modified in accordance with the Plan by the terms set forth herein. A copy of the Plan has been delivered to you with this letter. The Option shall be binding upon any successors or assigns of the Company.

         If the foregoing correctly sets forth our understanding of the option, please indicate your acceptance by signing this letter in the space provided below.

                                     Very truly yours,

                                     SHEFFIELD MEDICAL TECHNOLOGIES INC.

                                     By:   /s/ George Lombardi
                                         -------------------------------
                                         George Lombardi
                                         Chief Financial Officer

AGREED TO AND ACCEPTED:

/s/ Loren G. Peterson
------------------------------
Loren G. Peterson

                                                                         Annex A


                             STOCK SUBSCRIPTION FORM

To:        Sheffield Medical Technologies Inc.

Gentlemen:

         I hereby exercise my option to purchase from Sheffield Medical Technologies Inc. (the "Company"), pursuant to the Stock Option Letter Agreement between us dated as of April 25, 1997, ________ shares of the Company's Common Stock, $.01 par value, and herewith tender payment therefor at the rate of $____ per share. The option was originally granted pursuant to the terms of the Company's 1993 Stock Option Plan.

         I represent and warrant that I am acquiring the said shares for my own account for investment purposes only; that I have no present intention of selling or otherwise disposing of such shares or any part thereof; that I will not transfer said shares in violation of the securities laws of the United States; that I am familiar with the business operations, management and financial condition and affairs of the Company; that I have not relied upon any representation of the Company with respect thereto; and that I have the personal financial means to comply with all of said representations. I further confirm that I have been advised that said shares will not be registered under the Securities Act of 1933, as amended, and that I have consulted with and been advised by counsel as to the restrictions on resale to which said shares will thereby be subject.

         The form in which I wish my name and address to appear on the Company's stock records is as follows:

                                        Name:     ______________________

                                        Address:  ______________________

                                                  ______________________

                                                  ______________________

                                                       Very truly yours,

                                                       ________________________
                                                       Loren G. Peterson

                                                                  EXHIBIT A-2 TO
                                                            EMPLOYMENT AGREEMENT


                       SHEFFIELD MEDICAL TECHNOLOGIES INC.
                        30 ROCKEFELLER PLAZA, SUITE 4515
                            NEW YORK, NEW YORK 10112


                                                                  April 25, 1997

Loren G. Peterson
1776 Stifel Lane Drive
Town & Country, Missouri 63017

         At a meeting of the Board of Directors of Sheffield Medical Technologies Inc. (the "Company") held on April 22, 1997, the Board authorized the grant to you of an option (the "Option") to purchase one hundred thousand (150,000) shares (the "Shares") of Common Stock, par value $.01 per share, of the Company. The Option is being granted in connection with the Employment Agreement dated as of April 25, 1997 between the Company and you (the "Employment Agreement"). The terms of the Option are set forth below.

         1. No part of the Option is currently exercisable. Subject to any adjustment pursuant to paragraph 5 below, the Option is exercisable at an exercise price of $2.75 per Share. Subject to the paragraph 2 below, the Option may first be exercised on April 25, 1998 for 15,000 Shares and shall become exercisable for an additional 15,000 Shares on each April 25 thereafter to and including April 25, 2007. Subject to paragraph 2 below, the Option must be exercised as to any and all Shares on or prior to April 25, 2007 (on which date the Option will, to the extent not previously exercised, expire).

         2. Notwithstanding anything to the contrary contained herein or in the Plan (as defined below):

                  (a) In the event your employment by the Company is terminated for Cause (as such term is defined in the Employment Agreement) prior to the expiration of the Option, the Option will be exercisable for 90 days from the date of such termination, but only as to such Shares that had become exercisable pursuant to paragraph 1 above (and not previously purchased) prior to such date. The Option shall then expire to the extent not exercised within such 90 day period.

                  (b) In the event that your employment by the Company is terminated by the Company for any reason other than for Cause, by you as a result of an Employer Breach (as such term is defined in the Employment Agreement) or by the Company by reason of your disability or death prior to the expiration of the Option, the Option shall become immediately exercisable for one year as to all Shares not previously purchased. The Option shall then expire to the extent not exercised within such one year period.

                  (c) In the event that your employment by the Company is terminated by you for any reason other than an Employer Breach prior to the expiration of the Option, the Option will be exercisable for 90 days from the date of such termination, but only as to such Shares that had become exercisable pursuant to paragraph 1 above (and not previously purchased) prior to such date; provided, however, that if such termination occurs after the second anniversary of the date of this letter, the Option shall become immediately exercisable for such 90 day period as to all Shares not previously purchased. The Option shall then expire to the extent not exercised within such 90 day period.

                  (d) In the event that your employment by the Company is terminated by the Company by reason of your death or disability, the Option shall become immediately exercisable for one year as to all Shares not previously purchased. The Option shall then expire to the extent not exercised within such one year period.

                  (e) In the event of a Change of Control, the Option shall, at your option exercised by written notice delivered to the Company, become immediately exercisable for one year as to all Shares not previously purchased. The Option shall then expire to the extent not exercised within such one year period. As used in this paragraph, "Change of Control" shall mean (i) the merger, consolidation or other business combination of the Company with or into another corporation with the effect that the shareholders of the

         Company immediately following the merger, consolidation or other business combination, hold 50% or less of the combined voting power of the then outstanding equity interests of the surviving corporation of such merger, consolidation or other business combination ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors or (ii) the replacement of a majority of the Board of Directors of the Company in any given year as compared to the directors who constituted the Board at the beginning of such year, and such replacement shall not have been approved by the Board of Directors of the Company as constituted at the beginning of such year.

         If any of the options granted hereunder are treated as nonqualified stock options ("NQO") as the result of exceeding the $100,000 exercise limit contained in Section 422(d) of the Internal Revenue Code of 1986, as amended, the Company shall issue separate certificates representing those shares constituting incentive stock options ("ISO") and those shares constituting NQO's and shall identify the ISO shares as such on its stock transfer records.

         3. Unless at the time of the exercise of the Option a registration statement under the Securities Act of 1933, as amended (the "Act"), is in effect as to such Shares, any Shares purchased by you upon the exercise of the Option shall be acquired for investment and not for sale or distribution, and if the Company so requests, upon any exercise of the Option, in whole or in part, you will execute and deliver to the Company a certificate to such effect. The Company shall not be obligated to issue any Shares pursuant to the Option if, in the opinion of counsel to the Company, the Shares to be so issued are required to be registered or otherwise qualified under the Act or under any other applicable statute, regulation or ordinance affecting the sale of securities, unless and until such Shares have been so registered or otherwise qualified.

         4. You understand and acknowledge that, under existing law, unless at the time of the exercise of the Option a registration statement under the Act is in effect as to such Shares (i) any Shares purchased by you upon exercise of this option may be required to be held indefinitely unless such Shares are subsequently registered under the Act or an exemption from such registration is available; (ii) any sales of such Shares made in reliance upon Rule 144 promulgated under the Act may be made only in accordance with the terms and conditions of that Rule (which, under certain circumstances, restrict the number of shares which may be sold and the manner in which shares may be sold); (iii) in the case of securities to which Rule 144 is not applicable, compliance with Regulation A promulgated under the Act or some other disclosure exemption will be required; (iv) certificates for Shares to be issued to you hereunder shall bear a legend to the effect that the Shares have not been registered under the Act and that the Shares may not be sold, hypothecated or otherwise transferred in the absence of an effective registration statement under the Act relating thereto or an opinion of counsel satisfactory to the Company that such registration is not required; and (v) the Company will place an appropriate "stop transfer" order with its transfer agent with respect to such Shares. In addition, you understand and acknowledge that the Company has no obligation to you to furnish information necessary to enable you to make sales under Rule 144.

         5. In the event that the Company shall at any time prior to the expiration of the Option and prior to the exercise thereof: (i) declare or pay to the holders of the Common Stock a dividend payable in any kind of shares of stock of the Company; or (ii) change or divide or otherwise reclassify its Common Stock into the same or a different number of shares with or without par value, or into shares of any class or classes; or (iii) consolidate or merge with, or transfer its property as an entirety or substantially all of its assets to any other corporation; or (iv) make any distribution of its assets to holders of its Common Stock as a liquidation, or partial liquidation dividend or by way of return of capital; then, upon the subsequent exercise of the Option, the exercise price of the Shares issuable upon the exercise hereof shall be appropriately adjusted by the Board of Directors of the Company so that you shall receive for the exercise price, in addition to or in substitution for the Shares to which you would be entitled upon such exercise, such additional shares of stock of the Company, or such reclassified shares of stock of the Company, or such securities or property of the Company resulting from such consolidation or merger or transfer, of such assets of the Company, which you would have been entitled to receive had you exercised the Option prior to the happening of any of the foregoing events.

         6. The Option (or installment thereof) is to be exercised by delivering to the Company a written notice of exercise in the form attached hereto as Annex A, specifying the number of Shares to be purchased, together with payment of the purchase price of the Shares to be purchased. The purchase price is to be paid in cash.

         7. The Option does not confer upon you any right whatsoever as a stockholder of the Company. The Option is granted to you under the Company's 1993 Stock Option Plan, as amended, (the "Plan") and is intended to be an incentive stock option. The terms of the Plan are incorporated by reference into the Option, except as modified in accordance with the Plan by the terms set forth herein. A copy of the Plan has been delivered to you with this letter. The Option shall be binding upon any successors or assigns of the Company.

         If the foregoing correctly sets forth our understanding of the option, please indicate your acceptance by signing this letter in the space provided below.

                                     Very truly yours,

                                     SHEFFIELD MEDICAL TECHNOLOGIES INC.

                                     By:   /s/ George Lombardi
                                         -------------------------------
                                         George Lombardi
                                         Chief Financial Officer

AGREED TO AND ACCEPTED:

/s/ Loren G. Peterson
------------------------------
Loren G. Peterson

                                                                         Annex A


                             STOCK SUBSCRIPTION FORM


To:        Sheffield Medical Technologies Inc.

Gentlemen:

         I hereby exercise my option to purchase from Sheffield Medical Technologies Inc. (the "Company"), pursuant to the Stock Option Letter Agreement between us dated as of April 25, 1997, ________ shares of the Company's Common Stock, $.01 par value, and herewith tender payment therefor at the rate of $____ per share. The option was originally granted pursuant to the terms of the Company's 1993 Stock Option Plan.

         I represent and warrant that I am acquiring the said shares for my own account for investment purposes only; that I have no present intention of selling or otherwise disposing of such shares or any part thereof; that I will not transfer said shares in violation of the securities laws of the United States; that I am familiar with the business operations, management and financial condition and affairs of the Company; that I have not relied upon any representation of the Company with respect thereto; and that I have the personal financial means to comply with all of said representations. I further confirm that I have been advised that said shares will not be registered under the Securities Act of 1933, as amended, and that I have consulted with and been advised by counsel as to the restrictions on resale to which said shares will thereby be subject.

         The form in which I wish my name and address to appear on the Company's stock records is as follows:

                                        Name:     ______________________

                                        Address:  ______________________

                                                  ______________________

                                                  ______________________

                                                       Very truly yours,

                                                       ________________________
                                                       Loren G. Peterson

                                                                    EXHIBIT B TO
                                                            EMPLOYMENT AGREEMENT


                       SHEFFIELD MEDICAL TECHNOLOGIES INC.
                        30 ROCKEFELLER PLAZA, SUITE 4515
                            NEW YORK, NEW YORK 10112


April 25, 1997

Loren G. Peterson
1776 Stifel Lane Drive
Town & Country, Missouri 63017

         At a meeting of the Board of Directors of Sheffield Medical Technologies Inc. (the "Company") held on April 22, 1997, the Board authorized the grant to you of an option (the "Option") to purchase one hundred and fifty (150,000) shares (the "Shares") of Common Stock, par value $.01 per share, of the Company. The Option is being granted in connection with the Employment Agreement dated as of April 25, 1997 between the Company and you (the "Employment Agreement"). The terms of the Option are set forth below.

         1. No part of the option is currently exercisable. Subject to any adjustment pursuant to paragraph 5 below, the Option is exercisable at an exercise price of $2.75 per Share. Subject to the paragraph 2 below, the Option may first be exercised on April 25, 1998 for 15,000 Shares and shall become exercisable for an additional 15,000 Shares on each April 25 thereafter to and including April 25, 2007. Subject to paragraph 2 below, the Option must be exercised as to any and all Shares on or prior to April 25, 2007 (on which date the Option will, to the extent not previously exercised, expire).

         2. Notwithstanding anything to the contrary contained herein or in the Plan (as defined below):

                  (a) In the event your employment by the Company is terminated for Cause (as such term is defined in the Employment Agreement) prior to the expiration of the Option, the Option will be exercisable for 90 days from the date of such termination, but only as to such Shares that had become exercisable pursuant to paragraph 1 above (and not previously purchased) prior to such date. The Option shall then expire to the extent not exercised within such 90 day period.

                  (b) In the event that your employment by the Company is terminated by the Company for any reason other than for Cause, by you as a result of an Employer Breach (as such term is defined in the Employment Agreement) or by the Company by reason of your disability or death prior to the expiration of the Option, the Option shall be exercisable for one year from the date of such termination, but only as to such Shares that had become exercisable pursuant to paragraph 1 above (and not previously purchased) prior to such date; provided, however, that if such termination occurs after the fifth anniversary of the date of this letter, the Option shall become immediately exercisable for such one year period as to all Shares not previously purchased. The Option shall then expire to the extent not exercised within such one year period.

                  (c) In the event that your employment by the Company is terminated by you for any reason other than an Employer Breach other than an Employer Breach prior to the expiration of the Option, the Option will be exercisable for 90 days from the date of such termination, but only as to such Shares that had become exercisable pursuant to paragraph 1 above (and not previously purchased) prior to such date; provided, however, that if such termination occurs after the fifth anniversary of the date of this letter, the Option shall become immediately exercisable for such 90 day period as to all Shares not previously purchased. The Option shall then expire to the extent not exercised within such 90 day period.

                  (d) In the event that your employment by the Company is terminated by the Company by reason of your death or disability, the Option shall be exercisable for one year from the date of such termination, but only as to such Shares that had become exercisable pursuant to paragraph 1 above (and not previously purchased) prior to such date; provided, however, that if such termination occurs after the fifth anniversary of the date of this letter, the Option shall become immediately exercisable for such one year period as to all Shares not previously purchased. The Option shall then expire to the extent not exercised within such one year period.

                  (e) in the event of a Change of Control, the Option shall, at your option exercised by written notice delivered to the Company, be exercisable for one year from the date of such termination, but only as to such Shares that had become exercisable pursuant to paragraph 1 above (and not previously purchased) prior to such date; provided, however, that if such termination occurs after the fifth anniversary of the date of this letter, the Option shall become immediately exercisable for such one year period as to all Shares not previously purchased. The Option shall then expire to the extent not exercised within such one year period. As used in this paragraph, "Change of Control" shall mean (i) the merger, consolidation or other business combination of the Company with or into another corporation with the effect that the shareholders of the Company immediately following the merger, consolidation or other business combination, hold 50% or less of the combined voting power of the then outstanding equity interests of the surviving corporation of such merger, consolidation or other business combination ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors or (ii) the replacement of a majority of the Board of Directors of the Company in any given year as compared to the directors who constituted the Board at the beginning of such year, and such replacement shall not have been approved by the Board of Directors of the Company as constituted at the beginning of such year.

         If any of the options granted hereunder are treated as nonqualified stock options ("NQO") as the result of exceeding the $100,000 exercise limit contained in Section 422(d) of the Internal Revenue Code of 1986, as amended, the Company shall issue separate certificates representing those shares constituting incentive stock options ("ISO") and those shares constituting NQO's and shall identify the ISO shares as such on its stock transfer records.

         3. Unless at the time of the exercise of the Option a registration statement under the Securities Act of 1933, as amended (the "Act"), is in effect as to such Shares, any Shares purchased by you upon the exercise of the Option shall be acquired for investment and not for sale or distribution, and if the Company so requests, upon any exercise of the Option, in whole or in part, you will execute and deliver to the Company a certificate to such effect. The Company shall not be obligated to issue any Shares pursuant to the Option if, in the opinion of counsel to the Company, the Shares to be so issued are required to be registered or otherwise qualified under the Act or under any other applicable statute, regulation or ordinance affecting the sale of securities, unless and until such Shares have been so registered or otherwise qualified.

         4. You understand and acknowledge that, under existing law, unless at the time of the exercise of the Option a registration statement Under the Act is in effect as to such Shares (i) any Shares purchased by you upon exercise of this option may be required to be held indefinitely unless such Shares are subsequently registered under the Act or an exemption from such registration is available; (ii) any sales of such Shares made in reliance upon Rule 144 promulgated under the Act may be made only in accordance with the terms and conditions of that Rule (which, under certain circumstances, restrict the number of shares which may be sold and the manner in which shares may be sold) ; (iii) in the case of securities to which Rule 144 is not applicable, compliance with Regulation A promulgated under the Act or some other disclosure exemption will be required; (iv) certificates for Shares to be issued to you hereunder shall bear a legend to the effect that the Shares have not been registered under the Act and that the Shares may not be sold, hypothecated or otherwise transferred in the absence of an effective registration statement under the Act relating thereto or an opinion of counsel satisfactory to the Company that such registration is not required; and (v) the Company will place an appropriate "stop transfer" order with its transfer agent with respect to such Shares. In addition, you understand and acknowledge that the Company has no obligation to you to furnish information necessary to enable you to make sales under Rule 144.

         5. In the event that the Company shall at any time prior to the expiration of the Option and prior to the exercise thereof: (i) declare or pay to the holders of the Common Stock a dividend payable in any kind of shares of stock of the Company; or (ii) change or divide or otherwise reclassify its Common Stock into the same or a different number of shares with or without par value, or into shares of any class or classes; or (iii) consolidate or merge with, or transfer its property as an entirety or substantially all of its assets to any other corporation; or (iv) make any distribution of its assets to holders of its Common Stock as a liquidation, or partial liquidation dividend or by way of return of capital; then, upon the subsequent exercise of the Option, the exercise price of the Shares issuable upon the exercise hereof shall be appropriately adjusted by the Board of Directors of the Company so that you shall receive for the exercise price, in addition to or in substitution for the Shares to which you would be entitled upon such exercise, such additional shares of stock of the Company, or such reclassified shares of stock of the Company, or such securities or property of the Company resulting from such consolidation or merger or transfer, of such assets of the Company, which you would have been entitled to receive had you exercised the option prior to the happening of any of the foregoing events.

         6. The Option (or installment thereof) is to be exercised by delivering to the Company a written notice of exercise in the form attached hereto as Annex A, specifying the number of Shares to be purchased, together with payment of the purchase price of the Shares to be purchased. The purchase price is to be paid in cash.

         7. The Option does not confer upon you any right whatsoever as a stockholder of the Company. The Option is granted to you under the Company's 1993 Stock Option Plan, as amended, (the "Plan") and is intended to be an incentive stock option. The terms of the Plan are incorporated by reference into the option, except as modified in accordance with the Plan by the terms set forth herein. A copy of the Plan has been delivered to you with this letter. The option shall be binding upon any successors or assigns of the Company.

         If the foregoing correctly sets forth our understanding of the Option, please indicate your acceptance by signing this letter in the space provided below.

                                     Very truly yours,

                                     SHEFFIELD MEDICAL TECHNOLOGIES INC.

                                     By:   /s/ George Lombardi
                                         -------------------------------
                                         George Lombardi
                                         Chief Financial Officer

AGREED TO AND ACCEPTED:

 /s/ Loren G. Peterson
------------------------------
Loren G. Peterson

                                                                        Annex A


                             STOCK SUBSCRIPTION FORM


To:        Sheffield Medical Technologies Inc.

Gentlemen:

         I hereby exercise my option to purchase from Sheffield Medical Technologies Inc. (the "Company"), pursuant to the Stock Option Letter Agreement between us dated as of April 25, 1997, _________ shares of the Company's Common Stock, $.01 par value, and herewith tender payment therefor at the rate of $______ per share. The option was originally granted pursuant to the terms of the Company's 1993 Stock Option Plan.

         I represent and warrant that I am acquiring the said shares for my own account for investment purposes only; that I have no present intention of selling or otherwise disposing of such shares or any part thereof; that I will not transfer said shares in violation of the securities laws of the United States; that I am familiar with the business operations, management and financial condition and affairs of the Company; that I have not relied upon any representation of the Company with respect thereto; and that I have the personal financial means to comply with all of said representations. I further confirm that I have been advised that said shares will not be registered under the Securities Act of 1933, as amended, and that I have consulted with and been advised by counsel as to the restrictions on resale to which said shares will thereby be subject.

         The form in which I wish my name and address to appear on the Company's stock records is as follows:

                                        Name:     ______________________

                                        Address:  ______________________

                                                  ______________________

                                                  ______________________

                                                       Very truly yours,

                                                       ________________________
                                                       Loren G. Peterson

                                    EXHIBIT C


                  OPTION LETTER AGREEMENT DATED AUGUST 28, 1998


                         SHEFFIELD PHARMACEUTICALS, INC.
                            425 SOUTH WOODSMILL ROAD
                            ST. LOUIS, MISSOURI 63017


                                                                 August 28, 1998

To:       Loren G. Peterson
          1776 Stifel Lane Drive
          Town & Country, Missouri 63017

         At a meeting of the Stock Option Committee of the Board of Directors of Sheffield Pharmaceuticals, Inc. (the "Company") held on August 25, 1998, the Company authorized the grant to you as of the date hereof of an option (the "Option") to purchase one Hundred Fifty Five Thousand (155,000) shares (the "Shares") of Common Stock, par value $.01 per share, of the Company (the "Common Stock").

         No part of the option is currently exercisable. On or after August 28, 1999 and prior to August 28, 2008 (on which date the Option, to the extent it has not previously been exercised or has not previously expired, will expire), the Option may be exercised as follows: (i) as to 55,000 Shares, subsequent to the time that the Fair Market Value (as hereinafter defined) of the Common Stock equals or exceeds $1.2375 for 10 consecutive trading days (such Shares constituting the "First Tranche" of the Option); (ii) as to 50,000 Shares, subsequent to the time that the Fair Market Value of the Common Stock equals or exceeds $2.125 for 10 consecutive trading days (such shares constituting the "Second Tranche" of the Option) and (iii) as to the remaining 50,000 Shares, subsequent to the time that the Fair Market Value of the Common Stock exceeds $3.125 for 10 consecutive trading days (such Shares constituting the "Third Tranche" of the Option). As used herein, "Fair Market Value" means the closing price of the Common Stock on the principal U.S. national securities exchange on which the Common Stock is listed for trading (if the shares are so listed) or on the Nasdaq National Market or Small Cap Market (if the Common Shares are regularly quoted on the Nasdaq National Market or Small Cap Market), or, if not so listed or regularly quoted or if there is no such closing price, the mean between the closing bid and asked prices of the Common Stock on such exchange or on Nasdaq or in the over-the-counter market or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company.

         Shares may be purchased by you upon exercise of the Option at the following respective purchase prices: (i) Shares constituting the First Tranche $1.2375 per Share; (ii) Shares constituting the Second Tranche $2.125 per Share; and (iii) Shares constituting the Third Tranche - $3.125 per Share.

         This Option must be exercised as to any and all Shares on or prior to August 28, 2008 (on which date the Option, to the extent it has not previously been exercised or has not previously expired, will expire).

         Notwithstanding anything to the contrary contained in this letter agreement, the following provisions shall apply:

         (a) In the event that Fair Market Value does not equal or exceed $1.2375 for 10 consecutive trading days prior to August 28, 2001 (the "Target Date"), the First Tranche of the Option may be exercised on the Target Date and for 60 days thereafter (after which 60th day the Option in respect of the First Tranche will, to the extent not previously exercised, expire);

         (b) In the event that Fair Market Value does not equal or exceed $2.125 for 10 consecutive trading days prior to the Target Date, the Second Tranche of the Option may be exercised on the Target Date and for 60 days thereafter (after which 60th day the Option in respect of the Second Tranche will, to the extent not previously exercised, expire); and

         (c) In the event that Fair Market Value does not equal or exceed $3.125 for 10 consecutive trading days prior to the Target Date, the Third Tranche of the Option may be exercised on the Target Date and for 60 days thereafter (after which 60th day the Option in respect of the Third Tranche will, to the extent not previously exercised, expire).

         Unless at the time of the exercise of the Option a registration statement under the Securities Act of 1933, as amended (the "Act"), is in effect as to such Shares, any Shares purchased by you upon the exercise of the Option shall be acquired for investment and not for sale or distribution, and if the Company so requests, upon any exercise of the Option, in whole or in part, you will execute and deliver to the Company a certificate to such effect. The Company shall not be obligated to issue any Shares pursuant to the Option if, in the opinion of counsel to the Company, the Shares to be so issued are required to be registered or otherwise qualified under the Act or under any other applicable statute, regulation or ordinance affecting the sale of securities, unless and until such Shares have been so registered or otherwise qualified.

         You understand and acknowledge that, under existing law, unless at the time of the exercise of the Option a registration statement under the Act is in effect as to such Shares (i) any Shares purchased by you upon exercise of this Option may be required to be held indefinitely unless such Shares are subsequently registered under the Act or an exemption from such registration is available; (ii) any sales of such Shares made in reliance upon Rule 144 promulgated under the Act may be made only in accordance with the terms and conditions of that Rule (which, under certain circumstances, restrict the number of shares which may be sold and the manner in which shares may be sold); (iii) in the case of securities to which Rule 144 is not applicable, compliance with Regulation A promulgated under the Act or some other disclosure exemption will be required; (iv) certificates for Shares to be issued to you hereunder shall bear a legend to the effect that the Shares have not been registered under the Act and that the Shares may not be sold, hypothecated or otherwise transferred in the absence of an effective registration statement under the Act relating thereto or an opinion of counsel satisfactory to the Company that such registration is not required; and (v) the Company will place an appropriate "stop transfer" order with its transfer agent with respect to such Shares. In addition, you understand and acknowledge that the Company has no obligation to you to furnish information necessary to enable you to make sales under Rule 144.

         In the event that the Company shall at any time prior to the expiration of the Option and prior to the exercise thereof: (i) declare or pay to the holders of the Common Stock a dividend payable in any kind of shares of stock of the Company; or (ii) change or divide or otherwise reclassify its Common Stock into the same or a different number of shares with or without par value, or into shares of any class or classes; or (iii) consolidate or merge with, or transfer its property as an entirety or substantially all of its assets to any other corporation; or (iv) make any distribution of its assets to holders of its Common Stock as a liquidation, or partial liquidation dividend or by way of return of capital; then, upon the subsequent exercise of the Option, the purchase price of the Shares issuable upon the exercise hereof shall be appropriately adjusted by the Board of Directors of the Company so that you shall receive for the exercise price, in addition to or in substitution for the Shares to which you would be entitled upon such exercise, such additional shares of stock of the Company, or such reclassified shares of stock of the Company, or such securities or property of the Company resulting from such consolidation or merger or transfer, of such assets of the Company, which you would have been entitled to receive had you exercised the Option prior to the happening of any of the foregoing events.

         The Option (or installment thereof) is to be exercised by delivering to the Company a written notice of exercise in the form attached hereto as Annex A, specifying the number of Shares to be purchased, together with payment of the purchase price of the Shares to be purchased. The purchase price is to be paid in cash.

         The Option does not confer upon you any right whatsoever as a stockholder of the Company.

         By accepting the Option, you acknowledge your agreement to advise the Company in writing at least five trading days prior to selling, assigning or otherwise transferring any of the Shares.

         The Option is granted to you under the Company's 1993 Stock Option Plan, as amended, (the "Plan") and is not intended to be an incentive stock option. The terms of the Plan are incorporated by reference into the Option, except as modified by the terms set forth herein. A copy of the Plan has been delivered to you with this letter.

         The Option shall be binding upon any successors or assigns of the Company.

         If the foregoing correctly sets forth our understanding, please indicate your acceptance by signing this letter in the space provided below.

                                     Very truly yours,

                                     Sheffield Pharmaceuticals, Inc.

                                     By:   /s/ Thomas M. Fitzgerald
                                         -------------------------------
                                         Thomas M. Fitzgerald
                                         Chairman

AGREED TO AND ACCEPTED:

 /s/ Loren G. Peterson
------------------------------
Loren G. Peterson

                                                                         Annex A

                             STOCK SUBSCRIPTION FORM

To:       Sheffield Pharmaceuticals, Inc.

Gentlemen:

         I hereby exercise my option to purchase from Sheffield Pharmaceuticals, Inc. (the "Company"), pursuant to the Stock Option Letter Agreement between us dated August 28, 1998, ______ shares of the Company's Common Stock, $.01 par value, and herewith tender payment therefore at the rate of $____ per share. The option was originally granted pursuant to the terms of the Company's 1993 Stock Option Plan, as amended.

         I represent and warrant that I am acquiring the said shares for my own account for investment purposes only; that I have no present intention of selling or otherwise disposing of such shares or any part thereof; that I will not transfer said shares in violation of the securities laws of the United States; that I am familiar with the business operations, management and financial condition and affairs of the Company; that I have not relied upon any representation of the Company with respect thereto; and that I have the personal financial means to comply with all of said representations. I further confirm that I have been advised that said shares will not be registered under the Securities Act of 1933, as amended, and that I have consulted with and been advised by counsel as to the restrictions on resale to which said shares will thereby be subject.

         The form in which I wish my name and address to appear on the Company's stock records is as follows:

                                        Name:     ______________________

                                        Address:  ______________________

                                                  ______________________

                                                  ______________________

                                                       Very truly yours,

                                                       ________________________
                                                       Loren G. Peterson

                                    EXHIBIT D


                   OPTION LETTER AGREEMENT DATED MARCH 1, 2000


                         SHEFFIELD PHARMACEUTICALS, INC.
                            425 SOUTH WOODSMILL ROAD
                            ST. LOUIS, MISSOURI 63017


                                            March 1, 2000

To:      Loren G. Peterson
         1776 Stifel Lane Drive
         Town & Country, MO 63017

         At a meeting of the Stock Option Committee of the Board of Directors of Sheffield Pharmaceuticals, Inc. (the "Company") held on February 29, 2000, the Company authorized the grant to you as of the date hereof of an option (the "Option") to purchase One Hundred Fifty Thousand (150,000) shares (the "Shares") of Common Stock, par value $.01 per share, of the Company (the "Common Stock").

         No part of the Option is currently exercisable. On or after March 1, 2001 and prior to March 1, 2010 (on which date the Option, to the extent it has not previously been exercised or has not previously expired, will expire), the Option may be exercised as follows: (i) as to 50,000 Shares, subsequent to the time that the Fair Market Value (as hereinafter defined) of the Common Stock equals or exceeds $4.75 for 10 consecutive trading days (such Shares constituting the "First Tranche" of the Option); (ii) as to 50,000 Shares, subsequent to the time that the Fair Market Value of the Common Stock equals or exceeds $5.3125 for 10 consecutive trading days (such shares constituting the "Second Tranche" of the Option) and (iii) as to the remaining 50,000 Shares, subsequent to the time that the Fair Market Value of the Common Stock exceeds $6.3125 for 10 consecutive trading days (such Shares constituting the "Third Tranche" of the Option). As used herein, "Fair Market Value" means the closing price of the Common Stock on the principal U.S. national securities exchange on which the Common Stock is listed for trading (if the shares are so listed) or on the Nasdaq National Market or Small Cap Market (if the Common Shares are regularly quoted on the Nasdaq National Market or Small Cap Market), or, if not so listed or regularly quoted or if there is no such closing price, the mean between the closing bid and asked prices of the Common Stock on such exchange or on Nasdaq or in the over-the-counter market or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company.

         Shares may be purchased by you upon exercise of the Option at the following respective purchase prices: (i) Shares constituting the First Tranche
- $4.75 per Share; (ii) Shares constituting the Second Tranche - $5.3125 per Share; and (iii) Shares constituting the Third Tranche - $6.3125 per Share.

         This Option must be exercised as to any and all Shares on or prior to March 1, 2010 (on which date the Option, to the extent it has not previously been exercised or has not previously expired, will expire).

         Notwithstanding anything to the contrary contained in this letter agreement, the following provisions shall apply:

                  (a) In the event that Fair Market Value does not equal or exceed $4.75 for 10 consecutive trading days prior to March 1, 2003 (the "Target Date"), the First Tranche of the Option may be exercised on the Target Date and for 60 days thereafter (after which 60th day the Option in respect of the First Tranche will, to the extent not previously exercised, expire);

                  (b) In the event that Fair Market Value does not equal or exceed $5.3125 for 10 consecutive trading days prior to the Target Date, the Second Tranche of the Option may be exercised on the Target

         Date and for 60 days thereafter (after which 60th day the Option in respect of the Second Tranche will, to the extent not previously exercised, expire); and

                  (c) In the event that Fair Market Value does not equal or exceed $6.3125 for 10 consecutive trading days prior to the Target Date, the Third Tranche of the Option may be exercised on the Target Date and for 60 days thereafter (after which 60th day the Option in respect of the Third Tranche will, to the extent not previously exercised, expire).

         Unless at the time of the exercise of the Option a registration statement under the Securities Act of 1933, as amended (the "Act"), is in effect as to such Shares, any Shares purchased by you upon the exercise of the Option shall be acquired for investment and not for sale or distribution, and if the Company so requests, upon any exercise of the Option, in whole or in part, you will execute and deliver to the Company a certificate to such effect. The Company shall not be obligated to issue any Shares pursuant to the Option if, in the opinion of counsel to the Company, the Shares to be so issued are required to be registered or otherwise qualified under the Act or under any other applicable statute, regulation or ordinance affecting the sale of securities, unless and until such Shares have been so registered or otherwise qualified.

         You understand and acknowledge that, under existing law, unless at the time of the exercise of the Option a registration statement under the Act is in effect as to such Shares (i) any Shares purchased by you upon exercise of this Option may be required to be held indefinitely unless such Shares are subsequently registered under the Act or an exemption from such registration is available; (ii) any sales of such Shares made in reliance upon Rule 144 promulgated under the Act may be made only in accordance with the terms and conditions of that Rule (which, under certain circumstances, restrict the number of shares which may be sold and the manner in which shares may be sold); (iii) in the case of securities to which Rule 144 is not applicable, compliance with Regulation A promulgated under the Act or some other disclosure exemption will be required; (iv) certificates for Shares to be issued to you hereunder shall bear a legend to the effect that the Shares have not been registered under the Act and that the Shares may not be sold, hypothecated or otherwise transferred in the absence of an effective registration statement under the Act relating thereto or an opinion of counsel satisfactory to the Company that such registration is not required; and (v) the Company will place an appropriate "stop transfer" order with its transfer agent with respect to such Shares. In addition, you understand and acknowledge that the Company has no obligation to you to furnish information necessary to enable you to make sales under Rule 144.

         In the event that the Company shall at any time prior to the expiration of the Option and prior to the exercise thereof: (i) declare or pay to the holders of the Common Stock a dividend payable in any kind of shares of stock of the Company; or (ii) change or divide or otherwise reclassify its Common Stock into the same or a different number of shares with or without par value, or into shares of any class or classes; or (iii) consolidate or merge with, or transfer its property as an entirety or substantially all of its assets to any other corporation; or (iv) make any distribution of its assets to holders of its Common Stock as a liquidation, or partial liquidation dividend or by way of return of capital; then, upon the subsequent exercise of the Option, the purchase price of the Shares issuable upon the exercise hereof shall be appropriately adjusted by the Board of Directors of the Company so that you shall receive for the exercise price, in addition to or in substitution for the Shares to which you would be entitled upon such exercise, such additional shares of stock of the Company, or such reclassified shares of stock of the Company, or such securities or property of the Company resulting from such consolidation or merger or transfer, of such assets of the Company, which you would have been entitled to receive had you exercised the Option prior to the happening of any of the foregoing events.

         The Option (or installment thereof) is to be exercised by delivering to the Company a written notice of exercise in the form attached hereto as Annex A, specifying the number of Shares to be purchased, together with payment of the purchase price of the Shares to be purchased. The purchase price is to be paid in cash.

         The Option does not confer upon you any right whatsoever as a stockholder of the Company.

         By accepting the Option, you acknowledge your agreement to advise the Company in writing at least five trading days prior to selling, assigning or otherwise transferring any of the Shares.

         The Option is granted to you under the Company's 1993 Stock Option Plan, as amended, (the "Plan") and is not intended to be an incentive stock option. The terms of the Plan are incorporated by reference into the Option, except as modified by the terms set forth herein. A copy of the Plan has been delivered to you with this letter.

         The Option shall be binding upon any successors or assigns of the Company.

         If the foregoing correctly sets forth our understanding, please indicate your acceptance by signing this letter in the space provided below.

                                     Very truly yours,

                                     Sheffield Pharmaceuticals, Inc.

                                     By:   /s/ Thomas M. Fitzgerald
                                         -------------------------------
                                         Thomas M. Fitzgerald
                                         Chairman

AGREED TO AND ACCEPTED:

 /s/ Loren G. Peterson
------------------------------
Loren G. Peterson

                                                                         Annex A


                             STOCK SUBSCRIPTION FORM


To:       Sheffield Pharmaceuticals, Inc.

Gentlemen:

         I hereby exercise my option to purchase from Sheffield Pharmaceuticals, Inc. (the "Company"), pursuant to the Stock Option Letter Agreement between us dated March 1, 2000, _______ shares of the Company's Common Stock, $.01 par value, and herewith tender payment therefor at the rate of $____ per share. The option was originally granted pursuant to the terms of the Company's 1993 Stock Option Plan, as amended.

         I represent and warrant that I am acquiring the said shares for my own account for investment purposes only; that I have no present intention of selling or otherwise disposing of such shares or any part thereof; that I will not transfer said shares in violation of the securities laws of the United States; that I am familiar with the business operations, management and financial condition and affairs of the Company; that I have not relied upon any representation of the Company with respect thereto; and that I have the personal financial means to comply with all of said representations. I further confirm that I have been advised that said shares will not be registered under the Securities Act of 1933, as amended, and that I have consulted with and been advised by counsel as to the restrictions on resale to which said shares will thereby be subject.

         The form in which I wish my name and address to appear on the Company's stock records is as follows:

                                        Name:     ______________________

                                        Address:  ______________________

                                                  ______________________

                                                  ______________________

                                                       Very truly yours,

                                                       ________________________
                                                       Loren G. Peterson

                                    EXHIBIT E


                                IRREVOCABLE PROXY


         The undersigned, Loren G. Peterson ("Holder"), an individual with a residential address of 1776 Stifel Lane Drive, Town and Country, Missouri, 63017, hereby revokes any and all proxies heretofore granted with respect to any shares of common stock, $.01 par value (the "Stock"), of Sheffield Pharmaceuticals, Inc. ("Sheffield") held by Holder and, hereby irrevocably appoints the Chairman of Sheffield, Thomas M. Fitzgerald, or his designee, and each of them, as attorney-in-fact and proxy of Holder to attend any and all meetings of the stockholders of Sheffield and to vote such Holder's Stock, to represent and otherwise to act for Holder in the same manner and with the same effect as if such Holder were personally present and to act by consent in the same manner and with the same effect as if Holder were executing such consent, with respect to any matter.

         Holder agrees that, so long as this Irrevocable Proxy remains in effect, Holder will not execute or deliver to any persons, any proxy forms relating to any meeting, or written consent in lieu of a meeting, of stockholders of Sheffield, will promptly provide Sheffield with copies of any communications related to Sheffield received by Holder and will not take any action inconsistent with this Irrevocable Proxy.

         The foregoing appointment shall be (a) absolute and irrevocable and (b) deemed coupled with an interest.

         This Irrevocable Proxy shall be effective for a period of one (1) year in accordance with Delaware law and may be relied upon by any third party.

         IN WITNESS WHEREOF, the undersigned Holder has executed this Irrevocable Proxy as of April 26, 2002.

Witness:
                                             LOREN G. PETERSON

 /s/ Sally Reiter                            /s/ Loren G. Peterson
-------------------------                   ----------------------------

Witness print name: Sally Reiter

                                    EXHIBIT F


                                 GENERAL RELEASE


         Loren G. Peterson, in consideration of the good and valuable consideration contained in the attached Agreement (the "Agreement"), the receipt and sufficiency of which is hereby acknowledged, on behalf of himself, his heirs, administrators, representatives, executors, successors, and assigns, hereby irrevocably and unconditionally releases, acquits, and forever discharges Sheffield Pharmaceuticals, Inc. and its predecessors (including without limitation Sheffield Medical Technologies Inc.), parents, subsidiaries, affiliates, divisions, successors and assigns, and all of their current and former agents, officers, directors, employees, members, trustees, fiduciaries, representatives and attorneys (the "Released Parties") from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, damages, causes of action, suits, demands, losses, debts, and expenses of any nature whatsoever, known or unknown ("Claims") which he has, had or claims to have against any Released Party up to and including the date he signs this General Release. This General Release of Claims shall include, without limitation, Claims relating to his employment and separation from employment with the Company, Claims of discrimination under the common law or any federal or state statute (including, without limitation, the Civil Rights Act of 1964, the Americans with Disabilities Act and the Age Discrimination in Employment Act, all as amended), Claims for wrongful discharge, Claims for the payment of any salary, wages, vacation time, bonuses or commissions, Claims for severance or other benefits (other than as specifically set forth in paragraphs 2, 3 and 4 of the Agreement), Claims of detrimental reliance, and all other statutory, common law or other Claims of any nature whatsoever. This General Release of Claims does not apply to any Claims concerning a breach of the Agreement, including the option letter agreements referred to in Paragraph 4 of the Agreement as amended by the Agreement, or any claims arising after the date you sign this General Release. With respect to the Claims being waived herein, Peterson acknowledges that he is waiving his right to receive money or any other relief in any action instituted by him or on his behalf by any other person, entity or government agency.

         IN WITNESS WHEREOF, the undersigned Loren G. Peterson has executed this General Release as of April 26, 2002.

Witness:
                                             LOREN G. PETERSON

 /s/ Sally Reiter                            /s/ Loren G. Peterson
-------------------------                   ----------------------------

Witness print name: Sally Reiter

                                    EXHIBIT G


                                 GENERAL RELEASE


         Sheffield Pharmaceuticals, Inc. and its predecessors (including without limitation Sheffield Medical Technologies, Inc.), parents, subsidiaries, affiliates, divisions, successors and assigns, and all of their current and former agents, officers, directors, employees, members, trustees, fiduciaries, representatives and attorneys (the "Company Parties"), in consideration of the good and valuable consideration contained in the attached Agreement (the "Agreement"), the receipt and sufficiency of which is hereby acknowledged, hereby irrevocably and unconditionally release, acquit, and forever discharge Loren G. Peterson, his heirs, administrators, representatives, executors, successors and assigns from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, damages, causes of action, suits, demands, losses, debts, and expenses of any nature whatsoever, known or unknown ("Claims") which the Company Parties have, had or claim to have against Peterson up to and including the date Peterson signs this Agreement. This General Release of Claims does not apply to any Claims concerning a breach of this Agreement, criminal fraudulent acts or other criminal conduct negatively affecting the Company, or any claims arising after the date Peterson signs this Agreement.

         IN WITNESS WHEREOF, the undersigned Thomas M. Fitzgerald, on behalf of the Company Parties, has executed this General Release as of ______________, 2002.

Witness:                                       THOMAS M. FITZGERALD

 /s/ Deborah H. Wood                           /s/ Thomas M. Fitzgerald
------------------------------                --------------------------------

Witness print name: Deborah H. Wood